 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2021

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CTIC	Nasdaq Capital Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

On Wednesday, June 2, 2021, CTI BioPharma Corp. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) at 10:00 a.m., Pacific Time. As of the close of business on April 8, 2021, the record date for the 2021 Annual Meeting, there were 93,151,212 shares of common stock entitled to vote at the meeting.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2017 Equity Incentive Plan (as so amended, the “2017 Plan”) to increase the number of shares reserved for issuance thereunder by 6,000,000 and an amendment to the Company’s 2007 Employee Stock Purchase Plan (as so amended, the “ESPP”) to increase the number of shares reserved for issuance thereunder by 800,000.

For additional information regarding the 2017 Plan and the ESPP, please refer to the headings “Summary Description of the 2017 Plan” and “Summary Description of the 2007 Employee Stock Purchase Plan” contained in Proposal 3 and Proposal 4, respectively, of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 20, 2021 (the “Proxy Statement”).

The foregoing descriptions and the summaries contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full texts of the 2017 Plan and the ESPP, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting, each of the Company’s director nominees was elected and each of the other proposals voted on was approved. The proposals are described in the Proxy Statement and the final voting results are set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1. Election of Directors
•Adam R. Craig	49,000,611	410,666	33,343	12,824,635
•Laurent Fischer	44,310,298	5,101,835	32,487	12,824,635
•Michael A. Metzger	49,200,890	189,722	54,008	12,824,635
•David Parkinson	44,307,974	5,099,394	37,252	12,824,635
•Matthew D. Perry	49,197,530	193,601	53,489	12,824,635
•Reed V. Tuckson	49,063,852	346,516	34,252	12,824,635

Proposal 2. Approval of Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares	60,831,468	1,325,727	112,060	0

Proposal 3. Approval of Amendment to the Amended and Restated 2017 Equity Incentive Plan to Increase the Number of Authorized Shares	44,735,789	4,629,323	79,508	12,824,635

Proposal 4. Approval of Amendment to the 2007 Employee Stock Purchase Plan to Increase the Number of Authorized Shares	48,608,841	732,102	103,677	12,824,635

Proposal 5. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm	62,138,591	101,569	29,095	0

Proposal 6. Advisory Vote on 2020 Named Executive Officer Compensation	48,695,470	701,526	47,624	12,824,635

Proposal 7. Adjournment of the Meeting if Necessary or Appropriate	60,720,876	1,315,998	232,381	0

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description	Location
10.1	CTI BioPharma Corp. Amended and Restated 2017 Equity Incentive Plan.	Filed herewith.
10.2	CTI BioPharma Corp. Amended and Restated 2007 Employee Stock Purchase Plan.	Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: June 7, 2021	By:	/s/ David H. Kirske
David H. Kirske
Chief Financial Officer